UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2025

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2025, the Board of Directors (the “Board”) of UNITY Biotechnology, Inc. (“Unity” or the “Company”) appointed Dr. Yehia Hashad, M.D., current executive vice president of research & development and chief medical officer at Bausch + Lomb, to the Board and as a member of the Science Committee, effective immediately. Dr. Hashad will serve as a Class III director until the Company’s 2027 annual meeting of stockholders, or until his earlier death, disqualification, resignation or removal.

As a non-employee director, Dr. Hashad will receive compensation in accordance with the Company’s non-employee director compensation program. Pursuant to this program, upon the effective date of his appointment to the Board, Dr. Hashad received a stock option award exercisable for 20,000 shares of the Company’s common stock and will be eligible for the annual cash retainer in the amount of $40,000, as well as an additional cash retainer of $5,000 for service as a member of the Company’s Science Committee. The stock option will vest in equal monthly installments over three years, subject to his continued service through each applicable vesting date.

Dr. Hashad will also enter into an indemnification agreement with the Company consistent with the form agreement executed with each of the Company’s current officers and directors.

There were no arrangements or understandings between Dr. Hashad, and any other person pursuant to which Dr. Hashad was appointed as a member of the Board. There have been no transactions in which Dr. Hashad has an interest that would be reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 10, 2025, UNITY issued a press release announcing the foregoing matters. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Description	Form	Number	Filing Date		Filed Herewith
99.1	Press release dated March 10, 2025.					X
10.6#	Form of Indemnification Agreement for directors and officers.	S-1	10.7	4-5-18	10.6#
10.32#	Third Amended and Restated Non-Employee Director Compensation Program.	10-K	10.41	4-15-24
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: March 10, 2025	By:	/s/ Anirvan Ghosh
Anirvan Ghosh, Ph.D.
Chief Executive Officer